GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R6, and Class P Shares

of the

Goldman Sachs Global Income Fund

(the “Fund”)

Supplement dated December 11, 2019 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2019, as supplemented to date

Effective December 31, 2019, Andrew Wilson will no longer serve as a portfolio manager for the Fund. In addition, effective December 31, 2019, Simon Dangoor will serve as a portfolio manager for the Fund. Iain Lindsay will continue to serve as a portfolio manager for the Fund.

Accordingly, effective December 31, 2019, the Fund’s disclosures are modified as follows:

All references to Mr. Wilson in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Global Income Fund—Summary—Portfolio Management” section of the Prospectuses, as well as the “Portfolio Management” section of the Fund’s Summary Prospectuses:

Portfolio Managers: Iain Lindsay, Managing Director, Co-Head of Global Lead Portfolio Management, has managed the Fund since 2001; and Simon Dangoor, Managing Director, Head of Macro Rates Investing, has managed the Fund since 2019.

The following row is added to the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Simon Dangoor Managing Director	Portfolio Manager— Global Income	Since 2019	Mr. Dangoor is Head of Macro Rates Investing within GSAM’s Fixed Income team. He also leads the Government and Swap Strategy in London and is a member of the Fixed Income Strategy Group. Mr. Dangoor joined the Investment Adviser in 2004.

This Supplement should be retained with your Prospectuses and SAI for future reference.

GLBINCTBDSTK 12-19